                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Pioneer Commercial Funding Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                       PIONEER COMMERCIAL FUNDING CORP.
                             6650 RESEDA BOULEVARD
                           RESEDA, CALIFORNIA 91335




                                       August 25, 1997



TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on September 25, 1997 at 11:00 A.M., Eastern Time, at the offices of the Company, One Rockefeller Plaza, Suite 2412, New York, New York 10020.

     At this meeting, you will be asked to consider and vote upon the election of directors and the ratification of the appointment of independent auditors for the fiscal period commencing April 1, 1997 and ending December 31, 1997.

     The accompanying Notice of Annual Meeting and Proxy Statement set forth in detail the business intended to be transacted. Time will be made available for a discussion of these items as well as for other questions about the business affairs of the Company.

     If you are unable to join us at the meeting it is very important that you be represented by proxy. Therefore, please take a moment to sign, date, and return your proxy in the enclosed envelope. If you do not have a proxy, please call your broker or the Company, and ask that a proxy be mailed to you. Your cooperation in mailing your proxy promptly will be greatly appreciated.

                                       Sincerely yours,

                                       /s/ M. Albert Nissim

                                       M. Albert Nissim
                                       President

                       PIONEER COMMERCIAL FUNDING CORP.
                             6650 RESEDA BOULEVARD
                           RESEDA, CALIFORNIA 91335
                             --------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON SEPTEMBER 25, 1997
                             --------------------

TO THE HOLDERS OF COMMON STOCK OF
PIONEER COMMERCIAL FUNDING CORP.:

     An annual meeting of the holders of the Common Stock of Pioneer Commercial Funding Corp. (the "Company") will be held at the offices of the Company, One Rockefeller Plaza, Suite 2412, New York, New York 10020 on Thursday, September 25, 1997 at 11:00 A.M., Eastern time, to consider and vote upon the following matters:

     1.   Election of seven directors.

     2. Ratification of the appointment of Grant Thornton as independent auditors for the fiscal period commencing on April 1, 1997 and ending on December 31, 1997.

     3. Transaction of such other business as may properly come before the meeting.

     Only holders of record of the Company's Common Stock at the close of business on August 19, 1997 are entitled to notice of or to vote at this meeting and any adjournment or adjournments thereof.

                                     By Order of the Board of Directors

                                     /s/ Glenda S. Klein
                                     ------------------------------

                                     GLENDA S. KLEIN,
                                     Secretary

Reseda, California
August 25, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                        PIONEER COMMERCIAL FUNDING CORP.
                             6650 RESEDA BOULEVARD
                           RESEDA, CALIFORNIA  91335

                         To Be Held September 25, 1997

          THE ENCLOSED PROXY MATERIALS ARE FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF PIONEER COMMERCIAL FUNDING CORP., A NEW YORK CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT 11:00 A.M., EASTERN TIME, ON SEPTEMBER 25, 1997, AT ONE ROCKEFELLER PLAZA, SUITE 2412, NEW YORK, NEW YORK 10020, AND ANY ADJOURNMENT OR ADJOURNMENTS HEREOF (THE "MEETING").

          This proxy statement and the enclosed form of proxy are first being mailed to the shareholders of the Company on or about August 28, 1997.

          The Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on June 27, 1997 (the "Annual Report"), containing the Company's audited financial statements for the fiscal year ended March 31, 1997, is being mailed with this Proxy Statement.

MATTERS TO BE ACTED UPON

          It is proposed at the Meeting to adopt resolutions approving the following proposals (the "Proposals"):

          1.   To elect seven directors.

          2. To ratify the appointment of Grant Thornton as independent auditors for the fiscal period commencing on April 1, 1997 and ending on December 31, 1997.

          3. To transact such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS ONE AND TWO.


RIGHT OF REVOCATION

          A proxy may be revoked by notice in writing to the Secretary of the Company at any time prior to the exercise thereof. Each valid proxy received in time will be voted at the Meeting and, if a choice is specified on the proxy, it will be voted in accordance with such specifications. If no such specification is made, the persons named in the accompanying proxy have advised the Company of their intention to vote the shares represented by the proxies received by them in favor of the Proposals and the election of all the nominees named below as Directors.

                             ELECTION OF DIRECTORS

          Seven persons have been nominated to serve on the Board of Directors, each to hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her prior resignation or removal. Except for Messrs. M. Albert Nissim and Joseph Samuels and Ms. Lynda Davey, all nominees are now Directors of the Company.

          Glenda S. Klein has served as a director of PCF Acquisition Corp., the Company's predecessor (the "Predecessor"), since 1993, and was appointed to serve as the Predecessor's Treasurer and Chief Financial Officer in 1994. She assumed the same positions with the Company upon consummation of a merger in November 1994 between the Company and the Predecessor (the "Merger"). In 1993 Ms. Klein and her husband filed a petition pursuant to Chapter 7 of the Bankruptcy Code. After receiving a discharge in bankruptcy, they reopened the bankruptcy proceedings and converted same to a case under Chapter 11 of the Bankruptcy Code. In April 1995, Ms. Klein and her husband deposited $100,000 into the Bankruptcy Court for the purpose of paying in full, with interest, any of the creditors of their bankrupt estate who had filed claims against them in said proceedings. In October 1995, such proceedings were closed. In April 1997, Ms. Klein was appointed as one of the Company's designees on the Board of Directors of Pioneer Home Funding, L.L.C., a subsidiary of the Company.

          Richard Fried was appointed to the Predecessor's Board in February 1994 and served as Vice-President of the Predecessor. Upon consummation of the Merger in November 1994, he became a director of the Company. Since June 1991, Mr. Fried has served as President of Medical Systems, Inc., an application software development company, of which he has been a principal shareholder. From February 1993, he has served as President of Montgomery Associates, Inc., a corporation wholly-owned by him, which is engaged in business as an importer-exporter. Since April 1993, Mr. Fried has been a principal shareholder, and has served as President, of Sea Change Systems, Inc., a software tools development company. From April 1993 to May 1994, he was a Branch Manager of LPL Financial Services, a stock brokerage firm, which is an NASD member firm. Since November 1994, Mr. Fried has been a controlling shareholder and has served as President of SMARTpay, Inc., a collection service. From April 1995 he has served as President of Centennial Systems, Inc., a software distribution, sales and service firm of which he is a principal shareholder. Since October 1996, Mr. Fried has been a controlling shareholder, and has served as President, of Leeward Software, Inc., an application software developer. Since October 1996 he has also served as President of Windward Software, Inc., a materials management software intellectual property company of which he is also a principal shareholder. Since December 1996 he has served as President of Strategic Reporting Systems, Inc., a database report generation software development and distribution firm of which he is a principal shareholder. Since April 1997, he has served as managing director of HYCOM USA, Inc., an international software development and distribution company, of which he is a principal shareholder.

          Boaz Harel was appointed to the Board in November 1996 and elected as Chairman of the Board on July 2, 1997. From 1991 to 1993, Mr. Harel was the founder and managing director of Mashik Business and Development Ltd., an engineering consulting company. Since 1993, Mr. Harel has been a Managing Director of Leedan Business Enterprise Ltd. ("Leedan"), a publicly-held Israeli company which is the beneficial owner of 49% of the Company's common stock. Since January 1994, Mr. Harel has served as a member of the Supervisory Board of ICTS International N.V. and since September 1996, Mr. Harel has served as the Chairman of ICTS USA (1994), Inc., an indirect subsidiary of Leedan. Since 1997, Mr. Harel has been Co-Managing Director of Leedan International Holdings B.V., a principal shareholder of the Company and an indirect wholly-owned subsidiary of Leedan.

          Tamar Lieber was appointed to the Board in June 1995. Ms. Lieber has been engaged in practice as a senior psychotherapist at the Center for Preventive Psychiatry in White Plains, New York, a non-for profit community mental health clinic, for more than the past five years.

          M. Albert Nissim was appointed as the President of the Company in January 1997. He has served as Secretary of ICTS International N.V. since January 1996. Mr. Nissim has also served as President of ICTS USA (1994), Inc. since January 1994. From 1994 to 1995, he served as Managing Director of ICTS International B.V. Mr. Nissim served as the President of Harel &

Partners, Inc. from 1991 to 1994. From 1990 to the present, he has been the Vice President and a director of Tuffy Associates Corp., an automotive repair franchise company affiliated with Mr. Ezra Harel, the brother of Boaz Harel.
Mr. Nissim is also a Co-Managing Director of Leedan International Holdings B.V., a principal shareholder of the Company. In April 1997, Mr. Nissim was appointed as one of the Company's designees on the Board of Directors of Pioneer Home Funding, L.L.C., a subsidiary of the Company.

          Lynda Davey has served as the President of Avalon Group, Ltd. and Chairman of Avalon Securities, Ltd., private investment banking firms, since April 1992. From April 1988 through 1991 Ms. Davey was a Managing Director and head of investment banking at Tribeca Corporation, a New York merchant bank. Prior to 1988, Ms. Davey was a Vice-President of the Merchandise and Retail Group in the corporate finance department of Salomon Brothers Inc. Ms. Davey also serves as a director of Tuffy Associates Corp. and the Center for Design Innovation of the Fashion Institute of Technology. Ms. Davey is a registered architect.

          Joseph Samuels has served as a president and is the sole shareholder of Fulton Properties of Calif. Inc., an investment corporation engaged in acquisition, development and management of real estate for more than the past five years. Mr. Samuels has also served as President and is the sole shareholder of Goldsboro Properties Inc., a real estate holding corporation, for more than the past five years.

          The affirmative vote of the holders of at least a majority of the shares present personally or by proxy at the Meeting is required for the election of each director.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES AS DIRECTORS.

          PROXIES IN THE ACCOMPANYING FORM WHICH DO NOT WITHHOLD AUTHORITY TO VOTE FOR DIRECTORS WILL BE VOTED FOR THE ELECTION OF THE PERSONS WHOSE NAMES ARE LISTED ABOVE.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The outstanding voting securities of the Company on August 19, 1997 (the "Record Date") consisted of 5,442,272 shares of common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only class of voting stock of the Company. Only shareholders of record at the close of business on the Record Date are entitled to notice of or to vote at the Meeting. Each share of Common Stock is entitled to one vote with respect to each proposal. The holders of a majority of the outstanding shares entitled to vote must be present at the Meeting in person or by proxy to constitute a quorum.

          As a result of the completion by the Company of a private placement of securities on February 28, 1997 (the "Private Placement"), a change in control of the Company occurred, as previously reported in the Company's Report on Form 8-K dated March 5, 1997, and as more particularly described below:

          For consideration of $2,500,000 paid by Leedan International Holdings B.V. ("Leedan"), of which $2,300,000 represented internal funds of Leedan and $200,000 were proceeds of a six month loan, bearing interest at a variable annual rate equal to the London Interbank Offering Rate (LIBOR), which loan was made to Leedan by Leedan Business Enterprise Ltd. ("Leedan Business"), an indirect parent company of Leedan, Leedan acquired 1,375,000 shares of Common Stock and $1,125,000 principal amount of convertible notes (the "Notes").

          Upon the closing of the Private Placement, Leedan became the largest shareholder of the Company with direct and indirect holdings of 42.6% of the issued and outstanding Common Stock. On May 9, 1997, the Notes were converted into 1.8 million shares of Common Stock.

          The following table sets forth the holdings of Common Stock as of August 19, 1997 by each person or entity known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock.


                                                   COMMON STOCK
                                     ---------------------------------------

 NAME AND ADDRESS                    NUMBER OF SHARES     PERCENT OF CLASS
OF BENEFICIAL OWNER                  BENEFICIALLY OWNED   BENEFICIALLY OWNED
-------------------                  ------------------   ------------------
Leedan Business Enterprise Ltd.         2,676,136/1/            49.2%
("Leedan Business")
8 Shaul Hamelech Blvd.
Tel-Aviv 64733, Israel

Michael Lauer                             600,000/2/              11%
200 Park Avenue
Suite 3900
New York, New York  10166

Jay Botchman                              530,000                9.7%
1500 E. Tropicana Avenue
Suite 100
Las Vegas, Nevada  89113

Tamar Lieber                              322,122                5.9%
160 West 66th Street
New York, New York  10022

-------------------------------------


/1/ Leedan International Holdings B.V., which together with Leedan Systems & Properties Promotion (1993) Ltd. holds 49.2% of the issued and outstanding Common Stock, is an indirect wholly-owned subsidiary of Leedan Business. Certain members of the family of Mr. Boaz Harel, a director of the Company, collectively own approximately 57.5% of the outstanding shares of Leedan Business. Mr. Harel owns approximately 17% of the outstanding shares of Leedan Business and disclaims beneficial ownership of any stock of Leedan Business held by any other member of the Harel family.


/2/ Mr. Lauer directly owns shares of Common Stock and is the investment manager with authority to vote and dispose of shares of Common Stock owned by three entities that he manages. The shares of Common Stock owned by Mr. Lauer directly and by the entities he manages total more than 5% of the outstanding shares of Common Stock.

    The following table sets forth the holdings of the Common Stock as of August 19, 1997 by (1) each director, nominee and executive officer; and (2) all directors and executive officers as a group.

                                              NUMBER OF SHARES     PERCENT
NAME                  TITLE                    OF COMMON STOCK     OF CLASS
----                  -----                   ----------------     --------
Glenda Klein          Director and                 218,546/3/        3.9%
                      Senior Vice
                      President, Secretary,
                      Treasurer and Chief
                      Financial Officer

Tamar Lieber          Director                     322,122           5.9%

Richard Fried         Director                      12,046        Less than 1%

M. Albert Nissim      President                     30,000/4/     Less than 1%

Directors and                                      582,714/3/       10.3%
Executive
Officers as a
group (6 persons)

_________________________________________


/3/ Includes 168,637 shares of Common Stock which Ms. Klein has the right to acquire within 60 days from the date hereof upon exercise of an option held by her.

/4/ Includes 30,000 shares of Common Stock which Mr. Nissim has the right to acquire within 60 days from the date hereof upon exercise of an option held by him.


DIRECTORS AND EXECUTIVE OFFICERS

     The executive officers and directors of the Company are as follows:

          Name          Age                Position
          ----          ---                --------
     M. Albert Nissim...63    President and nominee for the Board of Directors

     Glenda S. Klein....53    Director, Senior Vice President,
                              Secretary, Treasurer and Chief Financial Officer

     Richard Fried......51    Director

     Boaz Harel.........34    Chairman of the Board of Directors

     Tamar Lieber.......55    Director

     On January 9, 1997, Messrs. Arthur Goldberg and Elie Housman, the Company's Chief Executive Officer and Chief Operating Officer, respectively, were removed from their respective offices by the Board of Directors following disagreements between the Board of Directors and those two officers with respect to the Company's financing efforts and investment strategies. On January 20, 1997, Messrs. Goldberg and Housman resigned from their positions as directors of the Company.

     On August 25, 1997, Mr. Mark Roth resigned from his position as a director of the Company to concentrate on other business interests. Mr. Roth was appointed to the Board in November 1996 as a designee of National Securities Corporation ("National"), the underwriter of the Company's initial public offering ("IPO"). As a result of Mr. Roth's resignation, National no longer has a representative on the Board of Directors; however, National reserves its right
to appoint one member of the Company's Board.   The Company agreed to invite Mr.
Roth to Board meetings for the next two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 .    CERTAIN TRANSACTIONS.

     In November 1995, the Company borrowed $35,000 from Glenda Klein and $38,000 from Tamar Lieber. Each of such loans earned interest at the prime rate published from time to time by the Wall Street Journal plus 1/4% per annum pursuant to a revolving credit and security agreement which provided that advances under such lines were secured by the mortgage liens created as a result of the loans funded by the Company with such advances. Ms. Klein was paid a fee of $588.17 to cover the penalties she incurred from the early redemption of certificates of deposit which were used to provide such loan funds. All such loans were paid in full in the 1996 fiscal year.

 .    AGREEMENT WITH TRANS LENDING CORPORATION

     On December 23, 1996, the Company signed a Stock Purchase Agreement (the "Agreement") to acquire 500 shares of common stock of Trans Lending Corporation ("Trans Lending") for $100,000 and 200 shares of Trans Lending's non-voting, non-dividend paying preferred stock for $200,000. Trans Lending represented to the Company that it was formed to originate consumer automobile financing transactions for non-prime borrowers by acquiring contracts from franchised and independent car dealers.

     Alan Mann, Arthur's Goldberg's son-in-law, owned 25% of the outstanding common stock of Trans Lending at the time of the transaction. Arthur Goldberg was the Chief Executive Officer and Chairman of the Company at the time of the transaction. The transaction has not been completed; Trans Lending has not delivered any stock certificates to the Company and the Company has not paid the full amount agreed upon. As of March 31, 1997, the Company had paid $100,000 to Trans Lending pursuant to the Agreement. However, several conditions precedent to the closing of the transaction pursuant to the Agreement had not been completed as of March 31, 1997, including delivery of the share certificates evidencing Pioneer's ownership of 500 shares of common stock of Trans Lending. Management of the Company does not intend to remit the $200,000 for the preferred stock of Trans Lending, nor does it believe that the Company is liable for the obligations or operations of Trans Lending. As of March 31, 1997, the Company wrote off its investment of $100,000 in Trans Lending and is presently considering whether to pursue legal action against Trans Lending and/or its principals for the loss of its investment.

 .    LOAN TO ROGOSIN

     On April 2, 1997 and April 4, 1997, the Company issued unsecured loans of $400,000 and $600,000, respectively, to Rogosin Converters, Inc. ("Rogosin"), an affiliate of the Company. Members of the family of Mr. Boaz Harel, a director of the Company, have an indirect controlling interest in Rogosin. The loans were guaranteed by Leedan International B.V., a shareholder of the Company. The Company earned interest of 12% per annum on the loans, which interest was paid monthly. The principal and accrued interest on the loans were paid in full on June 20, 1997.

 .    COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     On February 28, 1997, as a result of the completion of the Private Placement, Leedan International Holdings B.V. ("Leedan") became the holder of 38% of the Common Stock and Leedan Business Enterprise Ltd. ("Leedan Business"), an indirect parent corporation of Leedan became the beneficial holder of 42% of the Common Stock. Prior to the Private Placement, Leedan Business was the beneficial holder of more than 10% of the Common Stock. The Company did not receive a Form 3 on behalf of Leedan Business or a Form 3 on behalf of Leedan until June 25, 1997.

     M. Albert Nissim was appointed as the President of the Company on January 9, 1997. A Form 3 was not filed by Mr. Nissim until March 10, 1997.

 .    BOARD MEETINGS

The Board of Directors met eight times during the fiscal year ended March 31, 1997.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth compensation awarded to, earned by or paid to executives of the Company and to Uri Lieber and Arthur Goldberg in their former capacities as Chief Executive Officers of the Company. No executive officer of the Company earned a salary and bonus of more than $100,000 during any one of the fiscal years ended March 31, 1995, 1996 and 1997. During such fiscal years, the Company did not grant any restricted stock awards or stock appreciation rights to any of its executives.


===========================================================================================================
NAME AND PRINCIPAL POSITION                         ANNUAL COMPENSATION                           AWARDS
-----------------------------------------------------------------------------------------------------------
                                                                                    OTHER
                                     FISCAL YEAR                                   ANNUAL       SECURITIES
                                        ENDED                                    COMPENSA-      UNDERLYING
                                      MARCH 31          SALARY($)    BONUS($)     TION ($)       OPTIONS
-----------------------------------------------------------------------------------------------------------
M. Albert Nissim(1)                    1997             $14,385                                     90,000
President
-----------------------------------------------------------------------------------------------------------
Glenda S. Klein,                       1997             $98,998                                    172,879
Senior Vice President
-----------------------------------------------------------------------------------------------------------
                                       1996             $90,000      $10,000                        75,758
-----------------------------------------------------------------------------------------------------------
                                       1995             $56,017
-----------------------------------------------------------------------------------------------------------
Uri Lieber, Former CEO                 1995             $97,139(2)        --        $8,003(3)           --
-----------------------------------------------------------------------------------------------------------
Arthur Goldberg, Former CEO            1997                  --(4)        --            --          75,758
===========================================================================================================

(1) Commenced service as President of the Company in the fourth quarter of the 1996 fiscal year.

(2) Represents compensation paid to Mrs. Lieber on behalf of Uri Lieber under his employment agreement with the Company.

(3) Represents the premiums paid by the Company with respect to term life insurance owned by Mr. Lieber and payable to his designated beneficiary.

(4) The Company has been accruing a compensation obligation of $18,333 to Mr. Arthur Goldberg, a former Chief Executive Officer.

 .    COMPENSATION OF DIRECTORS.

     None of the directors of the Company has been compensated in his or her capacity as a director.

 .    OPTIONS ISSUED TO EXECUTIVES.

     In consideration of the services rendered by Messrs. Goldberg and Housman, in lieu of payment of salaries, between June 1995 and the closing of the IPO, the Company issued five year options to each of them to purchase 75,758 shares of Common Stock at an exercise price of $5.00 per share. Such options were not issued pursuant to the Company's Incentive Stock Option Plan. The table below sets forth information regarding option grants during the fiscal year ended March 31, 1997 to executive officers of the Company.

=======================================================================================================
                                                          INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------
                        NO. OF SECURITIES       % OF TOTAL OPTIONS
                        UNDERLYING OPTIONS      GRANTED TO EMPLOYEE    EXERCISE PRICE      EXPIRATION
       NAME                 GRANTED            IN 1996 FISCAL YEAR       PER SHARE           DATE
-------------------------------------------------------------------------------------------------------
M. Albert Nissim            90,000                  100                   $2.50         February, 2000
-------------------------------------------------------------------------------------------------------
Glenda Klein               248,637                   93.6             $1.99 - $5.00      August, 2001
-------------------------------------------------------------------------------------------------------
Arthur Goldberg*            75,758                   100                  $5.00          August, 2001
-------------------------------------------------------------------------------------------------------
Elie Housman*               75,758                   100                  $5.00          August, 2001
=======================================================================================================

*Former officer and director.

 .    EMPLOYMENT AGREEMENTS.

     In January 1997, the Company appointed M. Albert Nissim as President for a six-month term, on a part-time basis, at a salary of $6,000 per month. The employment arrangement has been extended by the Company, effective July 9, 1997, for a two-year period, unless earlier terminated by either party on not less than 90 days prior notice.

     In March 1995, the Company entered into an employment agreement with Glenda
S. Klein, pursuant to which the Company agreed to employ Ms. Klein as its Senior Vice President, Secretary, Treasurer and Chief Financial Officer through March 31, 1997. The agreement was extended for one additional year on the same terms and conditions. The agreement provides for base compensation of $90,000 per annum for the first year, $100,000 per annum for the second year and $100,000 for the additional year. The original agreement provided for the grant of a five-year option to purchase 75,758 shares of Common Stock exercisable at a price of $5.00 per share and the grant of a second five-year option on May 1, 1996, entitling Ms. Klein to purchase 37,879 shares of Common Stock at a price of $5.00 per share. During the extension year, the Company is obligated to pay the premiums with respect to a term life insurance policy payable to Ms. Klein's designated beneficiary in the aggregate amount of $1,000,000. The agreement further obligates the Company to pay the premiums with respect to a long-term disability policy in an amount sufficient to cover the salary payable to Ms. Klein pursuant to the employment agreement and obligates the Company, in the event of the termination of Ms. Klein's employment in connection with a change in control of the Company, to pay as severance the balance of the salary payable under the employment agreement plus an additional $100,000 and to continue medical coverage for the balance of the term.


INDEPENDENT PUBLIC ACCOUNTANTS


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


          The Company's independent auditors for the fiscal year ended March 31, 1997 were Arthur Andersen LLP.

          The Company has appointed Grant Thornton to serve as independent accountants of the Company for the fiscal period commencing April 1, 1997 and ending December 31, 1997. Although this appointment is not required to be submitted to a vote of the Shareholders, the Board believes it appropriate as a matter of policy to request that the Shareholders ratify such appointment of Grant Thornton. If the Shareholders should not ratify, the management will reconsider the appointment of Grant Thornton.

          The affirmative vote of a majority of the shares present personally or by proxy at the Meeting is required for the ratification of the appointment of Grant Thornton.

          THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON.

          No representatives of Arthur Andersen LLP or Grant Thornton are expected to be present at the Meeting.

COST OF SOLICITATION

          The cost of solicitation of proxies, including reimbursements to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. The Company's transfer agent, American Stock Transfer & Trust Company, is assisting the Company in the solicitation of proxies from brokers, banks, institutions and other fiduciaries by mail, and will charge the Company its customary fee therefor plus out-of-pocket expenses which, in the aggregate, are estimated to be approximately $1,200. In addition, proxies may be solicited by officers of the Company by mail, in person or by telephone or telecopier. It is anticipated that the total cost of solicitation of proxies will be approximately $4,000.

OTHER MATTERS

          Management knows of no other matters to be presented before the Meeting other those stated above. However, the enclosed proxy gives discretionary authority to each proxyholder named therein should any other matters be presented at the Meeting to take such action in connection therewith as shall be in accordance with his best judgment.

                       PIONEER COMMERCIAL FUNDING CORP.

                   Proxy for Annual Meeting of Shareholders
                              September 25, 1997


          This Proxy is solicited on behalf of the Board of Directors of Pioneer Commercial Funding Corp. (the "Company").

     The undersigned hereby appoints Messrs. M. Albert Nissim and Boaz Harel as Proxies, each with the power to appoint his substitute, and hereby authorizes each one of them to represent and vote, as specified upon the matters indicated on the reverse, and in their discretion upon such other matters as may properly come before the meeting, all shares of Common Stock of Pioneer Commercial Funding Corp. held of record by the undersigned on August 19, 1997, at the Annual Meeting of Shareholders to be held on Thursday, September 25, 1997 at 11:00 a.m. Eastern Time, at the offices of the Company, One Rockefeller Plaza, Suite 2412, New York, New York 10020, or at any adjournment or adjournments thereof.

     The shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders shall be voted with respect to the matters set forth on the reverse as indicated herein:

                        Please date, sign and mail your
                        proxy card as soon as possible!

 [X]  Please mark your votes as in this example.

1.       Election of Seven Directors

   FOR all nominees named at right        WITHHOLD AUTHORITY
         (except as marked to              for all nominees
          the contrary)                    named at right

           [_________]                      [_________]

                             NOMINEES:

         Glenda Klein                      M. Albert Nissim
         Richard Fried                     Lynda Davey
         Boaz Harel                        Joseph Samuels
         Tamar Lieber

         TO WITHHOLD AUTHORITY to vote for any individual nominee, write the nominee's name(s) on the following line:

______________________________________________________________________________

2. Ratification of the appointment of Grant Thornton as independent auditors for the fiscal period commencing on April 1, 1997 and ending on December 31, 1997.

       FOR                     AGAINST                    ABSTAIN

     [______]                  [______]                   [______]


NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                                   Dated: ____________________________________


                                   ___________________________________________
                                            Signature of Shareholder

                                   ___________________________________________
                                            Signature of Shareholder

     Unless otherwise indicated, this Proxy confers authority to vote FOR the above matters. The Board of Director recommends a vote FOR the above matters. This Proxy is solicited on behalf of the Board of Directors of Pioneer Commercial Funding Corp. and may be revoked prior to its exercise by a written notice to the Secretary of the Company.

                                      -2-